Exhibit 10.5

Piggyback Registration Rights Agreement

This is the Piggyback Registration Rights Agreement dated March 10, 2014 by and between Applied Nanotech Holdings, Inc., a Texas corporation (the “Company”) and Douglas Baker, an individual. Terms used with initial capital letters are used as defined in Section 7 of this Agreement.

Background

Baker is acquiring on the date of this Agreement a Promissory Note that APNT may, at its option pay in stock, and he is entering into a Stock Grant Agreement under which he can receive additional shares of stock. The Company is granting him certain rights to register stock received under the Promissory Note or the Stock Grant Agreement (“Qualifying Shares”) when the Company is registering shares with the Securities Exchange Commission (“SEC”).

Agreement

Baker and the Company agree:

1. Registration Rights.

(a) Right to Piggyback. Whenever the Company proposes to register any of its equity securities under the Securities Act (excluding registrations on Forms S-4 or S-8) and the registration form to be used may be used for the registration of Qualifying Shares, whether a sale for the Company’s own account or for selling security holders (a “Piggyback Registration”), the Company will give written notice to the Holders’ Representative prior to the filing of the registration statement of the Company’s intention to effect such a registration and, subject to Section 1(b) below, will include in such registration all Qualifying Shares with respect to which the Company has received written request for inclusion therein within 10 days after the sending of the Company's notice.

(b) Priority. If a Piggyback Registration is an underwritten registration, and the managing underwriters advise the Company that, in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing, distribution method or probability of success of such offering, then the Company will include in such registration (i) first, the securities that the Company proposes to sell, (ii) second, securities the Company is required to register under agreements entered into in 2013 (or earlier) that are not subject to cutback, and (iii) third, Qualifying Shares requested to be included either by Qualified Holders and other Company securities requested to be included by other holders that have registration rights which in the opinion of such underwriters can be sold without adverse effect, pro rata among the holders of such securities on the basis of the number of such securities owned by each such holder. To facilitate the allocation of shares in accordance with the above provisions, the underwriters may round the number of shares allocated to any holder to the nearest 100 shares.

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(c) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the selection of the investment banker(s) and manager(s) for the offering will be made by the Company, in its sole and absolute discretion.

(d) Withdrawal by Company. If, at any time after giving notice of its intention to register any of its securities as set forth in Section 1(a) and before the effective date of the registration statement filed in connection with such registration, the Company determines, for any reason, not to register such securities, the Company will give written notice of its determination to the Holder’s Representative and will promptly return any materials provided by the Holders to the Company in connection with such registration.

2. Holdback Agreements.

(a) No Holder will make any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities, options, or rights convertible into or exchangeable or exercisable for such securities, during the Applicable Period (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree. If requested by the Company, each Holder agrees to execute customary lock-up agreements with the managing underwriter(s) of an underwritten offering with a duration not to exceed the Applicable Period in such form as agreed to by the Holders. The “Applicable Period” will begin ten days before and continue for 180 days following the effective date of the registration statement for the first public offering of the Company's equity securities after the date of this Agreement and will begin ten days before and continue for 90 days following the effective date of the registration statement for any other underwritten public offering of the Company's equity securities, subject to extension as required by FINRA rules. If requested by the underwriter(s), each Holder will reconfirm this commitment in writing prior to any such offering.

(b) The Company will not make any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the Applicable Period (except as part of such underwritten registration or pursuant to registrations on Form S-4 or S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree.

3. Registration Procedures.

(a) The Company will use commercially reasonable efforts to effect the registration and the sale of such Qualifying Shares in accordance with the requirements of Section 1 and the Company will:

(i) prepare and file with the Securities and Exchange Commission a registration statement with respect to the Qualifying Shares that are to be included in the offering and thereafter use commercially reasonable efforts to cause such registration statement to become effective;

(ii) prepare and file with the Securities and Exchange Commission such amendments and supplements or take such other action to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period as will terminate when all of the securities covered by such registration statement during such period have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (but, in any event, not before the expiration of any longer period required under the Securities Act, or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Qualifying Shares by an underwriter or dealer), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

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(iii) furnish to the participating Holders such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), and such other documents as the participating Holders may reasonably request in order to facilitate the disposition of the Qualifying Shares included in the registration statement;

(iv) use commercially reasonable efforts to register or qualify such Holders’ Qualifying Shares under such other securities or blue sky laws of such jurisdictions as the Holders reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Qualifying Shares owned by the participating Holders, except that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction;

(v) unless the Company has suspended the offering under Section 3(b), notify the Holders’ Representative, at any time when a prospectus relating to any Qualifying Shares is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of the Holders’ Representative, the Company will prepare and furnish to the participating Holders a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Qualifying Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(vi) use commercially reasonable efforts to cause Qualifying Shares covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Qualifying Shares; and

(vii) cooperate with the Holders and each underwriter or agent participating in the disposition of Qualifying Shares and their respective counsel in connection with any filings required to be made with the FINRA.

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(b) At any time, if the Company reasonably believes that there is or may be in existence material nonpublic information or events involving the Company, the failure of which to be disclosed in the prospectus included in the registration statement could constitute a material misstatement or omission, then, upon written notice to the Holder’s Representative and until the Holders receive copies of the supplemented or amended prospectus, such period not to exceed 60 days (the “Suspension Period”), the Company may suspend the use or effectiveness of any registration statement (and the Holders each hereby agree not to offer or sell any Qualifying Shares pursuant to such registration statement during the Suspension Period). If the Company exercises its right to delay or suspend the use or effectiveness of a registration hereunder, the applicable time period during which the registration statement is to remain effective will be extended by a period of time equal to the duration of the Suspension Period. The Company may extend the Suspension Period for an additional consecutive 60 days with the consent of the Holders, which will not be unreasonably withheld. If so directed by the Company, the Holders will (i) not offer to sell any Qualifying Shares pursuant to the registration statement during the period in which the delay or suspension is in effect after receiving notice of such delay or suspension and (ii) use commercially reasonable efforts to deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in the Holders' possession, of the prospectus relating to Qualifying Shares current at the time of receipt of such notice

4. Registration Expenses. All expenses incident to the filing of any Piggyback Registration and to the Company's performance of or compliance with this Agreement (all such expenses being herein called “Registration Expenses”) will be borne or paid by the Company, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, fees and disbursements of counsel for the Company, and all independent certified public accountants, underwriters (excluding discounts and commissions), and other Persons retained by the Company, including, without limitation, the Company's internal expenses (e.g., salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or, if none are so listed, on a securities exchange. The Company will not be responsible for any discounts, commissions, transfer taxes or other similar fees incurred by the Holders in connection with the sale of the Qualifying Shares.

5. Indemnification.

(a) The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each of the Holders, severally and not jointly, their respective officers, directors, members, agents, and employees and each Person who controls the Holders (within the meaning of the Securities Act) against any and all losses, claims, damages, liabilities, joint or several, together with reasonable costs and expenses (including reasonable attorney's fees), to which such indemnified party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of, are based upon, are caused by, or result from (i) any untrue or alleged untrue statement of material fact contained (A) in any registration statement, prospectus, or preliminary prospectus or any amendment thereof or supplement thereto, or (B) in any application or other document or communication (in this Section 5 collectively called an “application”) executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration statement under the “blue sky” or securities laws thereof, or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse the Holders and each such director, officer, member, agent and employee for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action, or proceeding; except that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof), or expense arises out of, is based upon, is caused by, or results from an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished to the Company by a Holder or other indemnified party expressly for use therein or by any Holder’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished the Holders with a sufficient number of copies of the same.

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(b) In connection with any registration statement in which the Holders are participating, each Holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the full extent permitted by law, will, severally and not jointly, indemnify and hold harmless the Company, and its directors, officers, members, agents, and employees and each other Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, joint or several, together with reasonable costs and expenses (including reasonable attorney's fees), to which such indemnified party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of, are based upon, are caused by, or result from (i) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or in any application, or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by such Holder expressly for use therein. Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (except that the failure to give prompt notice will not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party), and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(c) The indemnifying party will not, except with the approval of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to each indemnified party of a release from all liability in respect to such claim or litigation without any payment or consideration provided by such indemnified party.

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(d) If the indemnification provided for in this Section 5 is unavailable to, or is insufficient to hold harmless, an indemnified party under the provisions above in respect to any losses, claims, damages, or liabilities referred to therein, then each indemnifying party will contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, or liabilities in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the Holder and any other sellers participating in the registration statement on the other hand in connection with the registration statement on the other in connection with the statement or omissions which resulted in such losses, claims, damages, or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Holder and any other sellers participating in the registration statement on the other hand will be determined by reference to, among other things, whether the untrue or alleged omission to state a material fact relates to information supplied by or relating to the Company or whether it relates to information supplied by or relating to the Holder or other sellers participating in the registration statement and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e) The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, and liabilities referred to in the immediately preceding paragraph will be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(f) The indemnification and contribution by any such party provided for under this Agreement will be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and will remain in full force and effect regardless of any investigation made or omitted by or on behalf of the indemnified party or any officer, director, employee or controlling Person of such indemnified party and will survive the transfer of securities.

6. Participation in Underwritten Registrations.

(a) No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or “green shoe” option requested by the managing underwriter(s); except that a Holder will not be required to sell more than the number of Holders Qualifying Shares that the Holder has requested the Company to include in any registration), and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents reasonably required under the terms of such underwriting arrangements.

(b) Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the initiation of a Suspension Period, such Person will forthwith discontinue the disposition of its Qualifying Shares pursuant to the registration statement until such Person's receipt of the copies of a supplemented or amended prospectus.

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7. Definitions.

“Board” means the board of directors of the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations promulgated thereunder, all as amended, modified or supplemented from time to time.

“Person” means an individual, a corporation, a limited liability company, an association, a joint-stock company, a business trust or other similar organization, a partnership, a joint venture, a trust, an unincorporated organization or a government or any agency, instrumentality or political subdivision thereof.

“Qualifying Shares” has the meaning set forth in the Background section

“Holders’ Representative” means the person designated from time to time by the Holders of Qualifying Shares or, as to a particular registration statement that includes Qualifying Shares, the person designated by those Holders who have Qualifying Shares included in the registration statement. The Company will only recognize one Holders’ Representative at any time. Until the Company is notified otherwise, the Holders Representative is Baker.

“Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations promulgated thereunder, all as amended, modified or supplemented from time to time.

“Suspension Period” has the meaning set forth in Section 3(b).

8. Miscellaneous.

(a) Amendment and Waiver. No modification, amendment, or waiver of any provision of this Agreement will be effective unless such modification, amendment, or waiver is approved in writing by the parties. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

(b) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal, or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality, or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed, and enforced in such jurisdiction as if such invalid, illegal, or unenforceable provision had never been contained herein.

(c) Entire Agreement. Except as otherwise expressly set forth herein, this Agreement is the complete agreement and understanding among the parties related to the subject matter hereof.

(d) Successors and Assigns. Neither party may assign this Agreement without the consent of the other party. Subject to the foregoing, all of the terms and provisions of this Agreement will inure to the benefit of and be binding upon the parties hereto and their respective executors, heirs, personal representatives, successors and assigns.

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(e) Counterparts. This Agreement may be executed in any number of counterparts and delivered via facsimile or attachment to electronic mail, each of which when executed and delivered will be deemed to be an original and all of which counterparts taken together will constitute but one and the same instrument.

(f) Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce their rights under this Agreement specifically to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor; except that the parties hereto stipulate that the remedies at law of any party hereto in the event of any default or threatened default by any other party hereto in the performance of or compliance with the terms hereof are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced (without posting a bond or other security) by a decree for the specific performance thereof, whether by an injunction against violation thereof or otherwise.

(g) Notices. Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted hereunder will be in writing and will be deemed given (i) on the date established by the sender as having been delivered personally, (ii) on the date delivered by a private courier as established by the sender by evidence obtained from the courier, or (iii) on the seventh day after the date mailed return receipt requested, postage prepaid with a confirming e-mail or phone call made when the notice is sent. Such communications, to be valid, must be addressed as follows:

If to the Holders, to:

Douglas P. Baker

5154 Springdale Court

Clarkston, MI 48348

If to the Company, to:

Applied Nanotech Holdings, Inc.

c/o PEN Inc.

9 Diamond Drive

Key West, FL 33040

Attn: Jeanne Rickert, General Counsel

With a copy to:

Laura Anthony, Esq.

Legal & Compliance, LLC

330 Clematis Street, Suite 217

West Palm Beach, FL 33401

or to such other address or to the attention of such person or persons as the recipient party has specified by prior written notice to the sending party (or in the case of counsel, to such other readily ascertainable business address as such counsel may hereafter maintain). If more than one method for sending notice as set forth above is used, the earliest notice date established as set forth above will control.

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(h) Governing Law. This Agreement will be governed by and interpreted and enforced in accordance with the Laws of the State of New York, without giving effect to any choice of Law or conflict of Laws rules or provisions that would cause the application of the Laws of any jurisdiction other than the State of New York.

(i) Consent to Jurisdiction. Each party irrevocably submits to the jurisdiction of (i) the State of New York, and (ii) the United States District Court for the Southern District of New York, for the purposes of any action arising out of this Agreement or any transaction contemplated hereby. Each party agrees to commence any such action either in the United States District Court for the Southern District of New York or, if such action may not be brought in such court for jurisdictional reasons, in the state courts of the State of New York. Each party further agrees that service of any process, summons, notice or document by U.S. registered mail to such party’s respective address set forth above will be effective service of process for any action in the State of New York with respect to any matters to which it has submitted to jurisdiction in this Section 8(i). Each party irrevocably and unconditionally waives any objection to the laying of venue of any action arising out of this Agreement or the transactions contemplated hereby in the State of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action brought in any such court has been brought in an inconvenient forum. EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF SUCH PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF AND THEREOF.

(j) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party.

(k) Business Days. If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the state in which the Company's chief executive office is located, the time period will automatically be extended to the business day immediately following such Saturday, Sunday or legal holiday.

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IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement on the day and year first above written.

Applied Nanotech Holdings Inc.

By: /s/ Robert Ronstadt
Robert Ronstadt, Chairman

/s/ Doug Baker
Doug Baker

[Signature Page to Registration Rights Agreement]

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